UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2026

FTAI Aviation Ltd.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37386	98-1420784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West 13th Street, 3rd Floor, New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

(332) 239-7600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Ordinary shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market
9.50% Fixed Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares	FTAIM	The Nasdaq Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of FTAI Aviation Ltd. (“FTAI” or the “Company”) appointed David Moreno as the Company’s President and Stacy Kuperus as the Company’s principal operating officer, effective February 12, 2026. Each of Mr. Moreno and Ms. Kuperus remains an “officer” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Moreno, 36, served as the Company’s Chief Operating Officer from 2021 to February 2026, where he was responsible for the Company’s growth initiatives, strategic acquisitions and partnerships. From 2013 to 2021, Mr. Moreno held various roles within Fortress Investment Group focused on aviation investments. Mr. Moreno holds a B.A. in Business Administration and an M.S. in Accounting from Babson College.

Ms. Kuperus, 40, served as Chief Portfolio Officer from 2021 to February 2026, where she was responsible for business operations and deal execution across the various portfolios of owned assets. From 2014 to 2021, Ms. Kuperus held various roles within Fortress Investment Group primarily focused on developing the operational and organizational structure to support FTAI’s portfolio growth. Ms. Kuperus holds a B.S. in Accounting from Nyack College.

There are no arrangements or understandings between either Mr. Moreno or Ms. Kuperus and any other person pursuant to which he or she was appointed as an officer of the Company. In addition, neither Mr. Moreno nor Ms. Kuperus has any family relationship with any director or executive officer of the Company. Our directors and executive officers may invest their own capital in the Company’s Strategic Capital Initiative, without being subject to management fees, carried interest or incentive fees. In addition to transactions previously disclosed under Certain Relationships and Related Transactions in the Company’s annual proxy statement filed with the United States Securities and Exchange Commission on April 16, 2025, during the year ended December 31, 2025, Mr. Moreno had a gross contribution relating to his personal investment in the Strategic Capital Initiative of $2.0 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTAI Aviation Ltd.

By:	/s/ Eun (Angela) Nam
Name:	Eun (Angela) Nam
Title:	Chief Financial Officer and Chief Accounting Officer

Date: February 12, 2026